The Andersons Investor Day December 7, 2017 1

Investor Day 2017 | Safe Harbor and Non-GAAP Financial Measures Certain information discussed today constitutes forward-looking statements. Actual results could differ materially from those presented in the forward-looking statements as a result of many factors including general economic conditions, weather, competitive conditions in the Company’s industries, both in the U.S. and internationally, and additional factors that are described in the Company’s publicly-filed documents, including its ’34 Act filings and the prospectuses prepared in connection with the Company’s offerings. This presentation includes financial information of which the Company’s independent auditors have not completed their review. Although the Company believes that the assumptions upon which the financial information and its forward-looking statements are based are reasonable, it can give no assurances that these assumptions will prove to be accurate. This presentation and today's prepared remarks contain non-GAAP financial measures. Reconciliations of the GAAP to non-GAAP measures may be found within the financial tables of our earnings release and the appendix of this presentation. “Adjusted Pretax Income” is our primary measure of period-over-period comparisons, and we believe it is a meaningful measure for investors to compare our results from period to period. EBITDA, or earnings before interest, taxes, depreciation and amortization, is a measure we use to assess the cash flow generated by our operations. We have excluded the impairment charge related to our wholesale fertilizer business, as we believe it is not representative of our ongoing core operations when calculating Adjusted Pretax Income, Adjusted Net Income and Adjusted EBITDA. 2

Investor Day 2017 | Agenda 3 Welcome & Opening Remarks John Kraus, Director of Investor Relations 8:30 AM Company Overview, Direction & Strategy Pat Bowe, President & CEO Grain Group Corey Jorgenson, President Ethanol Group Mike Irmen, President Q&A Bowe, Jorgenson & Irmen BREAK 10:05 AM Rail Group Rasesh Shah, President 10:15 AM Plant Nutrient Group John Granato, CFO Financial Overview John Granato, CFO Closing Remarks Pat Bowe, President & CEO Q&A All Leadership Luncheon 12:00 PM

Company Overview, Direction & Strategy Pat Bowe | President & CEO 4

Investor Day 2017 | Key Messages 5 Headquarters in Maumee, OH Well Respected Company Legacy with Deep Customer Relationships; in Early Innings of Executing Turnaround Strategy Under New Leadership1 Proactively Managing Key Performance Drivers in Challenging, Cyclical Ag Markets2 Solid, Flexible Balance Sheet and Sustainable Cash Flow Generation to Fund Profitable Growth Opportunities and Consistent Dividend Payout 3 Increasing Operational Focus On Safety, Productivity, Portfolio Management and Cost Reduction4 Building On Strong Value System and Driving Cultural Transformation; Investing in Key Talent Throughout Our Organization 5

Investor Day 2017 | Founded Listed (NASDAQ) Headquarters Market Cap1 Employees U.S. Locations Dividend History2 1947 1996, ANDE Maumee, OH ~$890M ~1,900 97 21 Years The Andersons at a Glance Diversified Company Rooted in Agriculture Conducting Business Across North America 6 5 Year Avg. Adj. EBITDA by Business3 1 As of 11’29’17. 2 Consecutive years of paying a dividend. 3 Excludes Retail Group (closed in June 2017), which reported 2016 EBIT of ($5.9M). Ethanol and Grain results exclude ratable portion of IDA adjustments on equity income from affiliates. Non-GAAP measure. See reconciliation tables in Appendix. Top 10 U.S. Player in All Four Sectors $55M Grain (26%) $48M Plant Nutrient (23%) $45M Ethanol (21%) $62M Rail (30%)

Strong Portfolio of Assets with Robust Geographic Footholds

	Grain	Ethanol	Rail	Plant Nutrient
	• Purchase, store, handle and merchandize grain • Provide value-added risk management and pricing tools to growers • Focused in Eastern Corn Belt • Growing food ingredients and specialty grains business	• Refiner of corn into ethanol and coproducts • Partnership with Marathon Petroleum; ownership structure mitigates risk • Top quartile ethanol production plants	• Subject to different economic factors than the ag businesses, creating portfolio effect • Offsetting cycle value buyers • Diversified by car fleet and end markets • Growing network of railcar repair facilities	• Supplier of base nutrients; strong asset network • Manufacturer and distributor of value-added nutrients • Diversified product offerings • Growing specialty fertilizer business
Facilities	36	4	19	38
Volume	~550M Bushels Traded	~475M Gallons	~23,000 Railcar Fleet	2M+ Tons

The Andersons

Investor Day 2017 | 7

Investor Day 2017 | Strong Geographic Footprint: Facility Locations 8 Grain Group Ethanol Group Plant Nutrient Group Rail Group Puerto Rico MN MI WI CA UT TX MS AL MD NY SC NC NE IA MO TN IL IN OH C A N A D ASK

Investor Day 2017 | A Diverse Network of Assets with Many Shared Attributes and Benefits 9 Grain EthanolPlant Nutrient Rail Co-located to Leverage Labor In Different Seasons GDP-Driven; Portfolio Counterbalance Commodity Cycle-Driven Shared Market Intelligence and Many Common Markets Ethanol Uses Products and Services from Other Three Businesses

Investor Day 2017 | Leveraging Our Solid Foundation 10 CORE STRENGTHS COMPETITIVE DIFFERENTIATORS 70 years of market expertise and ingenuity with unique assets in place to provide customer solutions Well respected history as partner of choice with deep customer relationships Strong market presence in Eastern Corn Belt Solid reputation due to nimble and customized approach Experienced, dedicated leadership focused on profitable growth Culture built on strong values and community stewardship Focus on safety and operational efficiency Merchandising, plant operations, logistics and risk management Strong portfolio and balance sheet to weather industry cycles

Investor Day 2017 | New and Energized Leadership Team with Deep Industry Expertise 11 Pat Bowe President & CEO Joined: 2015 Corey Jorgenson President, Grain 2016 Jeff Blair President, Plant Nutrient 2017 (December) Joe McNeely President, Rail 2018 (January) Val Blanchett VP, Human Resources 2016 John Granato Chief Financial Officer 2012 Naran Burchinow SVP, General Counsel 2004 Mike Irmen President, Ethanol 1977 Rasesh Shah President, Rail 19781 New to ANDE within the last 3 years 1 Retiring in 2018.

Investor Day 2017 | Strategic Execution Is Underway Completed Strategic Review and Executing for Profitable Growth 12 Market-focused Structure • Investing in performance improvement in core businesses • New leadership, perspective and higher accountability • Greater emphasis on talent management and productivity to achieve operational excellence REFOCUSED Streamlined Company • Portfolio optimization ̶ Sold businesses in IA and FL ̶ Closed retail business • Rightsized organization ̶ Non-retail workforce reduced by nearly 10% ̶ Achieved cost savings goal of $10M in 2016 (1 year early) REORGANIZED New Path Forward • Leverage core capabilities and expand into value-added, high margin offerings • Foster performance culture built on accountability and innovation • Invest in systems and tools ̶ SAP deployment ̶ Additional $10M in cost savings by year-end 2018 REENERGIZED Over Last 2 Years, Significant Changes Made to Better Position ANDE Where We Are Going

Investor Day 2017 | Strategic Growth Initiatives 13 Invest to Grow Our Core Businesses and Product Lines Ensure Proper Talent Management to Support a High Performance Culture Emphasize Greater Sales Force Effectiveness to Deepen Relationships Focus on Accountability to Deliver Results

Investor Day 2017 | Invest to Grow Our Core Businesses and Product Lines • Provide higher-value, higher-margin offerings ̶ Grow in emerging specialty food grain business ̶ Expand value-added nutrient businesses • Pursue bolt-on, adjacent investments • Use new technology in ethanol production and coproduct development • Profitably grow Rail assets under management • Continue participating in the burgeoning ag-tech market by investing in ag startups through our Maumee Ventures fund 14 Leverage Our Leadership Position in Eastern Corn Belt

Investor Day 2017 | Ensure Proper Talent Management to Support a High Performance Culture • Launched a robust talent management process in 2016 to assess talent across the organization, identify gaps and build out our talent pipeline • Recruited key succession candidates for senior level roles • Strongly linked talent management process to the strategies of the businesses • Building stronger organization by customizing development planning Getting the Right People in the Right Places to Grow the Company 15

Investor Day 2017 | Emphasize Greater Sales Effectiveness to Deepen Relationships • Reenergizing our customer-facing sales force in Grain and Plant Nutrient • Recruited external talent to bolster commercial skills in all four groups • Utilizing new digital tools ̶ Andersonsgrain.com, Grain web portal, Crop Coach ̶ Help customers maximize yield and profit with customized product recommendations Improving Interactions with Customers 16

Investor Day 2017 | Focus on Accountability to Deliver Results Established Framework to Align Goals Across Our Company 17 Personal Safety Partner of Choice People Productivity Profitable Growth 5P Execution Framework

Investor Day 2017 | Near- and Long-term Goals Committed to Delivering Shareholder Value 18 • Achieve run-rate cost savings of $20M by end of 2018 from 2015 base • Further integrate technology platforms across organization • Drive continued, steady financial performance improvement in 2018 • Drive shareholder value with greater focus on disciplined, strategic growth • Grow value-added products to ~20% of gross profit in Grain and more than 50% in Plant Nutrient, respectively • Grow EBITDA to $300M+ Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Grain Group Corey Jorgenson | President 19

Investor Day 2017 | Grain Group Key Messages 20 Strategically Located Assets and Deep Farmer Relationships1 Driving Solutions for Farmers through Trading and Risk Management Expertise2 Advancing Up the Value Chain In Food Ingredients and Specialty Grains3 Leveraging Scalable IT Investments and Other Organizational Streamlining to Reduce Costs and Drive Profitable Growth4 Executing Portfolio Optimization, Strategic Alliances and Growth Initiatives5

Investor Day 2017 | Grain Group at a Glance 21 2016 Pretax Income $(15.7)M 2016 Gross Profit $108.1M Employees ~460 Key Highlights ► Strong Grain Assets in the Eastern U.S.; Risk Management Services for Farmers; Connection between Specialty Grains Grower and Food Users 2 Adj. EBITDA ($M)1 $72 $66 $39 $11 $25 2013 2014 2015 2016 2017 • Farmer connectivity • Proven risk management skills • Logistics and freight management capabilities • Facility speed and access to markets Differentiators 1 Non-GAAP measure. See reconciliation tables in Appendix. 2 YTD 2017 as of end of Q3.

Production Metrics

~550M Bushels	~150M Bushels	1.3M Tons	50-60M Bushels	50M Bushels	~500k Acres
Total Grain Traded	Total Space Capacity	DDG Marketed	Risk Management Products	Food Grain Supply	Crops Insured


Champaign, IL


Dunkirk, IN


Dyer, TN


Melfort, SK


Toledo, OH

Top 10 U.S. Grain Merchant

The Andersons
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Investor Day 2017 | Footprint: 36 Grain Facilities 23 Base Grain – Merchant & Services • Leverages storage and handling capabilities to create value • Provides value-added services to farmers, including full suite of best-in-class risk management and pricing tools Affiliate Investments Grain Facility Food Grade Facility   SK ON MI OH INIL TN MO NE MN TX

Investor Day 2017 | Grain JVs Leverage Reach and Provide Earnings Diversification 24 • Merchandising physical commodities including grains, feed ingredients, energy products, and freight within N.A. and internationally • Leading Canadian provider of risk management, advanced agronomy, food grade beans and grain marketing services K ey B en ef its  Earnings diversification  Geographic diversification 33% Ownership 50/50 Joint Ownership with Lansing  Geographic extension to adjacent markets with trade flow opportunities  Aligned to Grain and Plant Nutrient businesses

Investor Day 2017 | U.S. Storage Capacity / Supply Impact U.S. Grain Storage Will Continue to Have Value Based on Strong Market Demand 25 Crop Year ’06-’07 ’07-’08 ’08-’09 ’09-’10 ’10-’11 ’11-’12 ’12-’13 ’13-’14 ’14-’15 ’15-’16 ’16-’17 ’17-'18E Supply1 18.7 20.3 19.8 21.3 21.0 19.8 18.3 21.3 22.3 22.5 24.9 24.7 Capacity 20.6 20.9 21.4 21.8 22.3 22.9 23.2 23.5 23.8 24.2 24.3 - Utilization2 91% 97% 93% 98% 94% 86% 79% 91% 94% 93% 102% - Carry-out 2.4 2.1 2.5 2.8 2.2 1.9 1.7 1.9 2.7 2.9 4.0 3.8 Industry Has Grown Into New On-farm Storage Capacity 8.8 9.1 9.4 9.5 9.7 10.1 10.3 10.4 10.7 10.9 11.1 11.7 11.8 12.0 12.3 12.5 12.8 12.9 13.0 13.1 13.2 13.3 0 10 20 '06-'07 '07-'08 '08-'09 '09-'10 '10-'11 '11-'12 '12-'13 '13-'14 '14-'15 '15-'16 '16-'17 Off-Farm On-Farm Grains Are Harvested Once and Needed throughout Each Year; Total Supply Growing Faster than Capacity (B) of bushels (B ) o f b us he ls Source: PRX (The ProExporter Network) as of 4/11/17, USDA 1/12/17 Grain Storage Capacity, USDA Supply & Demand 11/9/17. 1 Total supply = corn, soybeans, wheat. 2 Storage capacity utilization = Total supply/total storage capacity.

Investor Day 2017 | Supportive Trends 26 Secular Trends Impact Growing Global Middle Class • Growing demand for protein, fat, dairy and sugar intensive diets • U.S. is a global leader in corn and soybean production • Increasing need for capacity that bridges surplus and deficit Increasing Yields • Greater demand for space and handling capacity • Fourth consecutive year of global production and stocks growth • Supply push  reduced farmer income  need for risk management Specialty, Organic Food Demand • Leveraging existing capabilities to connect farmers to evolving food demand • Specialty and niche foods grew 15% between 2014 and 2016 to $127B • Growth of segment versus traditional food space

Investor Day 2017 | Strategic Growth Initiatives 27 Strengthen Share & Presence in Eastern Corn Belt Drive Income through Trading & Risk Management Solutions Aggressively Grow Food Ingredients & Specialty Grains

Investor Day 2017 | Strengthen Share and Presence in Eastern Corn Belt • Drive increased origination through disciplined processes, talent upgrades and leadership to drive a heightened culture of accountability • Deploy capital to enhance existing facilities in alignment with local supply/demand and customer needs to maintain positioning as preferred provider • Nurture an active pipeline of acquisition targets in Eastern Corn Belt that meet business criteria and financial hurdles Grow Organically and through Disciplined M&A 28 Maumee River Grain Elevator

Investor Day 2017 | Drive Income through Trading & Risk Management Solutions Increase Fee and Trading Income by Creating Value for Customers 29 Market Drivers Shift from U.S.-centric to global factors and large financial flows increasingly driving prices and market action Depressed farm income since 2015 Clear alignment between ANDE and farmer interest Why ANDE Succeeds ANDE has 70 year history; core capability in risk management and deep relationships with high trust Disciplined approach driven by understanding farm economics relative to market opportunities Fee structures incentivize ANDE to help our customers secure selling prices above benchmarks

Investor Day 2017 | Aggressively Grow Food Ingredients and Specialty Grains • Expand portfolio of products including food ingredients and organic, non-GMO and specialty/ancient grains and seeds • Link the grower of specialty and niche grains to food manufacturers and consumers, utilizing capabilities common to our grain business • Identify, pursue and close accretive acquisitions • Grow from ~5% of Grain earnings to 15% - 20% by 2020 Expand Our Food Ingredients and Specialty Grains Business via Acquisitions and Organic Growth 30

Investor Day 2017 | Near- and Long-term Goals Executing on Growth Initiatives to Improve Earnings Capacity 31 • Grow grain market share by 20M bushels, driving additional gross profit of ~$2M • Grow market value-added products from 13% to 14%+ of total gross profit • Generate Annual EBITDA of $70M to $75M • 15% total trade flow growth, driving additional 40M bushels and ~$4M gross profit (beyond the initial 20M/$2M) • Grow market value-added products to ~20% of total gross profit • Generate Annual EBITDA of $85M to $95M Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Investor Day 2017 | Grain Group Summary 32 Strong Eastern Corn Belt Assets and Talent In-place to Serve the Evolving U.S. Farmer Our Strategy is to Build Resiliency into Our Earnings Capacity by Leveraging Existing Trading and Risk Expertise and Growing the Foods Portfolio Volatility Exists in the Grain Industry and Will Continue to Present Both Opportunities and Challenges Long-term Market Forces Make a Strong Commercial Grain Portfolio Attractive

Ethanol Group Mike Irmen | President 33

Investor Day 2017 | Ethanol Group Key Messages 34 Own and Operate Facilities with an Emphasis on the Right Technology, Process, People and Locations to Efficiently and Economically Produce Ethanol and Coproducts Our Partnership with Marathon Petroleum Is a Significant Competitive Advantage and Is a Key Factor in Minimizing Volatility via Commodity Price Risk Management Drive More Consistent Income through Operating Model that Includes Stable Fee-based Services Opportunistically Grow Our Production Footprint Create Higher Value Revenue Streams by Investing in Core and Bolt-on Processing Technologies Continue Our History of Investing in Innovative Technology 1 2 3 4 5 6

Investor Day 2017 | Ethanol Group at a Glance 35 2016 Pretax Income $24.7M 2016 E85 Sales 37MGY Employees ~230 Key Highlights ► Provider of Facility Operations, Risk Management, Ethanol, Distiller Dried Grains, Corn Oil and E85 Marketing and Grain Originations Services Ethanol Production1 (MGY) 363 372 384 387 452 2013 2014 2015 2016 2017E • Fee-based income model • E85 value-added marketing • Operational excellence • ICM plant technology • Marathon partnership • Plant size and geography • Grain origination Differentiators Note: Million Gallons Per Year (MGY). 1 Total production for all four facilities.

Investor Day 2017 | Strategically Located Ethanol Plants Top 10 U.S. Ethanol Producer 36 Greenville, OH Clymers, INAlbion, MI Denison, IA     IA MI IN OH

Investor Day 2017 | Ethanol 101 37 Contribution Margin Per Gallon of Ethanol Produced • Ethanol is a low cost, clean burning, high octane, renewable fuel product • E85, Distillers Dried Grains (DDGs), Corn Oil and CO2 • We market the CO2 produced as part of the process at 3 out of our 4 plants • Our ethanol customers are primarily refiners and fuel blenders Production Capacity 2018 Forecast Overview of Ethanol Ethanol 475M Gal. E85 Flex Fuel 50M+ Gal. DDGs 1.3M Tons Corn Oil 100M+ lbs. Revenue Streams Input Costs MARGIN Corn Gas & Electric Variable Fixed Depreciation Ethanol DDGs Corn Oil CO2

Investor Day 2017 | Overview of JVs Production Capacity Attributable to ANDE: ~230MGY 38 Investment Date Capacity (MGY) Ownership The Andersons Albion Ethanol Aug. 2006 140 55% The Andersons Clymers Ethanol Apr. 2007 135 39% The Andersons Marathon Ethanol Feb. 2008 140 33% The Andersons Denison Ethanol May 2012 60 85% Key Benefits • Stable service fee income • Strategic partnership with the largest end user of ethanol in the U.S. • Diversified geographic footprint • Negotiation leverage to drive production costs lower • Technology vetting opportunities • Improved benchmarking and market intelligence

Investor Day 2017 | Supportive Trends 39 Secular Trends Impact Global Biofuels Demand • Domestic demand via higher blends continues to grow • Exports should continue to increase • Clean air emissions continue to support increased world demand for ethanol Policy/Regulations • Renewable Fuel Standard 2 will survive in its current form and substance • EPA will continue to enforce required blending after 2022 • Greenhouse gas regulations will continue to grow at the state/regional level Ethanol is an Economic Source of Octane • U.S. corn-based ethanol will continue to be the lowest cost fuel molecule • Ethanol is the cheapest and greenest octane enhancing agent for current and future engine technology

Investor Day 2017 | Growing U.S. Ethanol Exports Continue to Support Market Price • Exports to Canada have increased significantly • China, Mexico and India have implemented blending mandates beyond their production capacity • Opportunity in China appears to be open again Export Forecast is for Continued Growth 40 399 1,195 742 623 858 844 1,046 1,250 1,550 1,800 2010 2011 2012 2013 2014 2015 2016 2017E 2018E 2019E U.S. Ethanol Exports (MGY)1 1 Source: Pro Exporter Network.

Investor Day 2017 | Strategic Growth Initiatives 41 Fine-tune Plant Productivity and Efficiency Develop Higher Value Coproducts Increase Gallons Under Management

Investor Day 2017 | Fine-tune Plant Productivity and Efficiency • Technology: Own and operate ethanol facilities with an emphasis on the right technology to efficiently produce ethanol and high value coproducts through strategic investments • Process: Operational excellence in running facilities and opportunistically growing gallons under management along with stable fee-based services that drive more consistent income • People: Manage risk and achieve industry-leading results by leveraging our unique collection of cross-industry expertise: ̶ Operational excellence ̶ Commodity marketing ̶ Rail and logistics management • Markets/Geography: Invest strategically based on our knowledge of the markets and grow higher blends Operate Top Quartile U.S. Ethanol Plants 42 ̶ Fermentation ̶ Commodity risk management Combined Heat & Power Turbine

Investor Day 2017 | Develop Higher Value Coproducts • Develop higher-protein DDGs; shift from 32%  40% protein • Produce cellulosic ethanol from corn kernel fiber feedstock • Grow E85 volume by 20% per year, resulting in $0.05 - $0.07 per gallon increase in margin • Double current corn oil product value by refining to food-grade quality Higher Value Coproducts = Stronger Margins/Earnings 43

Investor Day 2017 | Increase Gallons Under Management • We have a disciplined and strategic approach • Targets will need to meet our criteria ̶ Industry-leading technology (i.e., ICM) ̶ Strong local feedstock supply ̶ Solid ethanol demand ̶ Opportunity for higher value coproducts ̶ Ability to leverage our services offerings Continue to Opportunistically Look for Strategic Investment Targets 44 Albion, MI Plant

Investor Day 2017 | Near- and Long-term Goals Executing on Growth Initiatives to Improve Earnings Capacity 45 • Lower controllable costs by $0.01/gallon • Add high-protein DDGs production at 1-2 plants • Increase gallons under management from ~475M to 550M+ • Produce cellulosic ethanol from corn kernel fiber • Add high-protein DDGs production at all plants • Increase gallons under management to 660M+ Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Investor Day 2017 | Ethanol Group Summary 46 Strong Performance Track Record Building on Our Strengths Across Multiple Skillsets Well Positioned to Profit from Continued Growth in World Biofuel Demand Continue to Opportunistically Build on Our Strategy

Rail Group Rasesh Shah | President 47

Investor Day 2017 | Rail Group Key Messages 48 Grew Business Out of Service to Grain Customers to Become a Top 10 Railcar Leasing Provider in N.A. with Diversified Customers, Car Types and Railcars1 Repair and Fabrication Capabilities Support Full Service Leasing and Ability to Provide Solutions for Our Rail Services Customers 2 Add Value by Being Nimble and Agile with Customized Approach and Continuous Focus on Efficiency and Utilization 3 Opportunistically Grow Our Fleet as a Disciplined Value Buyer with a Focus on Mid-life and Newer Railcars while Selectively Growing Repair Locations and Capabilities4 Current Platform Is Scalable5

Investor Day 2017 | Rail Group at a Glance 49 2016 Pretax Income $32.4M 2016 Gross Profit $55.9M Employees ~230 Key Highlights ► Provides Various Services Including Leasing, Repair, and Custom Fabrication to the Rail Industry Adjusted EBITDA ($M)1 $60 $52 $76 $59 $41 2013 2014 2015 2016 2017 • Full-service lessor • Pricing flexibility due to more mature fleet • Rail repair network • Customer service focus • Effective value buyer on secondary market • Deep industry relationships Differentiators 2 1 Non-GAAP measure. See reconciliation tables in Appendix. 2 YTD 2017 as of end of Q3.

Investor Day 2017 | Rail Group Fleet Extensive Rail Market Expertise to Provide Solutions for Our Customers 50 Railcar Fleet by Commodity2 14% 4% 5% 5% 7% 8% 9% 10% 12% 26% Other Aggregates & Limestone Chemicals Metals & Products Ethanol & Gasoline Sand/Sand Products Wood & Forestry/Paper Plastics Fertilizer/Minerals Grain/Grain Products Key Metrics 23,000+ Railcars 85% - 92% Utilization Rate1 19 Railcar Repair Facilities ~150 Commodities Handled 1 Range of average annual utilization rates from 2012 to 2016. 2 As of 9/30/17.

Investor Day 2017 | We Have a Diverse Fleet of Railcar Types • Expanded from ag-related cars (grain and fertilizer covered hopper) to broad range of car types • Have only ~1% of railcars in the pressured crude oil and coal markets • Limited exposure to intermodal/flat car market • Focused on improving the average remaining life of the fleet We Are an Active Player in Most Primary Car Types 51 ANDE Focus Covered Hopper 32% / 65% Open-Top Hopper 10% / 5% Gondola 15% / 7% Boxcar 8% / 7% Flat Car 5% / 2% Auto Rack 4% / NA Intermodal Platform 4% / NA Tank Car 22% / 13% Railcar Percent of North American Fleet1 1 Source: SFG Research and Company estimates. Industry / ANDE Fleet

Investor Day 2017 | We Are a Top 10 Player Well Positioned in Industry with Strong Customer Service Focus 52 Top 25 Private Railcar Owners • ~1.6M U.S. railcars ̶ 65% private owners ̶ 35% railroad owned • More nimble than larger players, providing speed and flexibility • More cars than smaller players to provide us with scale advantage Background Source: AAR Reporting Mark as of April 2017. 272,000 239,681 121,000 106,700 106,184 104,061 88,347 52,000 30,558 23,578 17,500 14,824 14,050 12,635 12,091 10,594 10,048 9,719 9,000 7,920 7,551 6,715 6,455 5,822 5,272 - 50,000 100,000 150,000 200,000 250,000 300,000 Greenbrier Management Services TTX GATX (N.A. Fleet) Trinity Industries Leasing Union Tank Car Wells Fargo Rail CIT Group/Capital Finance (N.A. Fleet) SMBC Rail Serices Procor The Andersons ECN Capital ExxonMobil ADM Transportation American Railcar Industries Midwest Railcar Chicago Freight Car Leasing Dow Chemical Equistar Chemicals Greenbrier Leasing Progress Rail Leasing Cargill Georgia Power Halliburton Energy Services David J. Joseph Union Carbide 1. 2. 25. 9. 3. 4. 5. 6. 7. 8. 11. 12. 13. 14. 15. 16. 17. 18. 19. 20. 21. 22. 23. 24. 10. Lessor   Manufacturer Shipper                         

Investor Day 2017 | Leasing and Car Sales Are Primary Income Sources 53 2013 2014 2015 2016 2017 Lease Income Car Sales Rail Services & Other Pretax Income by Platform ($M) 1 $42.8 $31.4 $50.7 $32.4 $18.1 • Generate lease income from long-lived assets • 20% - 25% of cars come due every year • Tank car recertification (~$3M incremental impact in 2018) and regulation impact • Maximize value by remarketing assets opportunistically • Rail revenue recognition (2018) and leasing rules (2019) changing timing and manner of reporting income Car SalesLeasing 1 YTD 2017 as of end of Q3.

Investor Day 2017 | Rail Repair Network Complements Leasing Business 54 • Strategically located and geographically diverse network • High-quality repairs • Broad range of capabilities (from simple repairs to re- manufacturing) • Growing tank car capabilities • Serves both ANDE fleet and third-party shippers and railroads • Income growing steadily               Repair Facility Tank Car Repair Capable MD NY SC MS IN OH MO IA UT CA

Investor Day 2017 | Supportive Trends 55 Secular Trends Impact Continued Shift of Railcar Ownership from Class I to Shippers and Lessors • Growth of private railcar fleet • Opportunity for value-added solutions • Improved cargo integrity Truck Transportation Challenges • Driver shortage and aging road infrastructure • New trucking rules (hours worked) bodes well for rail • Railroads are “appreciating” small shippers Growing Global Middle Class; Increased Consumption • Higher protein consumption – grain, fertilizer, etc. • U.S. energy independence

Investor Day 2017 | Strategic Growth Initiatives 56 Grow Railcar Fleet in a Disciplined Manner Expand Railcar Repair Network Focus on Adjacent Growth

Investor Day 2017 | Grow Railcar Fleet in a Disciplined Manner • Remain a disciplined value buyer of railcar portfolios • Focus on railcars in middle to second half of life while increasing average remaining life of fleet by concentrating purchases on newer cars • Buy idle cars and put into service with our customer base; buy new cars when pricing is attractive • Acquire some or all of the private car owner fleets and lease some or all back • Expand presence in key markets: Texas and Louisiana ̶ Hire experienced sales personnel ̶ Grow customer base in chemicals and energy Profitably Grow the Fleet with Disciplined Acquisitions of Both Used and New Railcars 57

Investor Day 2017 | Expand Railcar Repair Network • Continue to grow the business with a mix of large, full-service facilities and small mobile locations • Maintain focus on efficiency and volume • Drive higher sales and gross profit at newly improved Kansas City, MO facility • Maintain and increase volume throughout network with new sales staff • Operate four strategically placed tank car requalification locations by end of 2018 ̶ Currently, two sites operational and a third (Baltimore, MD) in the process of certification • Ensure our network is in strategic geographical areas and that we have solid management in place to keep up with rising demand Increasing Demand for Tank Car Repair to Lead Continued Growth 58

Investor Day 2017 | Focus on Adjacent Growth Opportunistically Acquire Adjacent Businesses and Assets 59 Establishing strategic partnership opportunities with short line railroads Exploring alignment with a manufacturer to secure steady and reliable source of new railcars Expanding railcar component manufacturing

Investor Day 2017 | Near- and Long-term Goals Executing on Growth Initiatives to Improve Earnings Capacity 60 • Grow railcar fleet from 23,000+ to 24,000 - 25,000 cars • Increase repair facilities from 19 to 22 • Generate Annual EBITDA of $65M to $70M • Grow railcar fleet to 28,000 - 30,000 cars • Increase repair facilities to 25 - 30 • Generate Annual EBITDA of $85M to $95M Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Investor Day 2017 | Rail Group Summary 61 Grow Fleet (Secondary Markets, New Car Additions, Acquisitions) and Leverage the Scalability of Our Platform Improve Selling and Utilization (Goal: 92%+) Selectively Expand Repair Facility Network and Tank Car Repair Capacity Explore/Take Advantage of Adjacencies

Plant Nutrient Group John Granato | Chief Financial Officer 62

Investor Day 2017 | Plant Nutrient Group Key Messages 63 Leverage Our Position as a Large Midwestern Wholesale Nutrient Manufacturer and Distributor; Selectively Grow Base Nutrients Business and Expand into Value-added Nutrient Markets Deliver Sustainable and Precision Ag Solutions to Improve Economics for Growers while Minimizing Environmental Impact Focused on Productivity, Operational Efficiency and Sales Force Development Ideally Located Storage and Manufacturing Facilities Support Seasonal Application Leaders in Turf Industry with a Focus on New Product Development Strategic M&A and Alliances to Increase Market Penetration, Value-added Product Offerings and/or Reduce Cost 1 2 3 4 5 6

Investor Day 2017 | Plant Nutrient Group at a Glance 64 2016 Pretax Income $14.2M 2016 Gross Profit $122.1M Employees ~710 Key Highlights ► Formulates, Stores, Manufactures and Distributes Nutrient, Specialty, and Industrial Inputs and Corncob-based Products through Our Extensive Network Adjusted EBITDA ($M)1 $54 $49 $47 $49 $40 2013 2014 2015 2016 2017 • Product breadth; proprietary/ patented products • Supplier leverage and relationships • Sales and distribution • Strategically located assets • Agronomic solution training and education Differentiators 2 1 Non-GAAP measure. See reconciliation tables in Appendix. 2 YTD 2017 as of end of Q3.

Investor Day 2017 | Products and Customers • Provide market intelligence to help customers make optimal purchasing decisions • Serve our farm customers to ensure right agronomic solutions for maximum economic yields • Deliver the right products and services at the right time from our strategically located warehouses and manufacturing facilities in the Midwest Top 10 Player in North America 65

Investor Day 2017 | Geographic Footprint Plant Nutrient Foundation with a Value-added Focus... • Natural adjacency to the Grain business, leveraging grower relationships and intelligence and a drive to bring growers value and sustainability • Founded in wholesale distribution of basic row crop fertilizer (NPK) • Significant expansion of value-added nutrient capabilities …Creates Value for Farmers and Shareholders • Delivers sustainable and precision agriculture solutions • Value-added nutrients help maximize yields and minimize environmental impact • Improves economics for growers 66 Wholesale Fertilizer Facility Farm Center Facility Lawn Facility Cob Facility                                Puerto Rico 

Investor Day 2017 | Life Cycle of Nutrients 67 Spring Pre-Planting Spring & Summer Growing Season Fall Post Harvest Mar Apr May Jun Jul Aug Sept Oct Activities Pre-Season: • Agronomy Testing • Base load of Nitrogen, Phosphorus and Potassium (NPK) Application • Micro-Nutrient Application Post-Season: • Agronomy Testing • Base load of Phosphorous and Potassium Application • Micro-Nutrient Applications: Zinc and Manganese Spring & Summer Growing Season: • Planting: Starter, Low Salt • Side Dressing: Nitrogen supports yields • Protecting: Pesticides Emergence Tassel & Ear Initiation Pollination Tasseling Silking Maturity    

Investor Day 2017 | Nutrient Demand Strong Corn Acreage Supports NPK Demand 68 Crop Nutrient Use Is Highest for Corn 44% 17% 2% 5% 41% 15% 14% 5% 43% 5% 19% 6% Corn Wheat Soybeans Cotton Corn Wheat Soybeans Cotton Corn Wheat Soybeans Cotton Nitrogen Phosphorous K Potassium

Investor Day 2017 | Tons Sold • 2.3M tons sold is about 4.5% of total ~50M ton fertilizer market • Our market share is 15% to 18%1 in our core areas • Maintaining our market share ̶ Volumes steady, lower margins ̶ Wholesale entitlement radius 100 miles, retail 30 miles Committed to Growth of Value-added Nutrients 69 Tons Sold (000s) 1,234 1,246 971 398 491 387 604 553 334 2015 2016 YTD 2017 Basic NPK Value-added Other Background 2,236 2,290 1,692 Note: Wholesale nutrients - base NPK = nitrogen, phosphorous, potassium; Wholesale nutrients – value-added products = low-salt liquid starter fertilizers, micro-nutrients 1 Based on Company estimates. 2 Other = Other farm centers, lawn, cob. 2

Investor Day 2017 | Corn Price vs. Composite Nutrient Price Corn and Nutrient Prices are Tightly Correlated 70 $- $100 $200 $300 $400 $500 $600 $700 $800 $- $1 $2 $3 $4 $5 $6 $7 $8 Maumee, OH: 1999 through Oct. 2017 Monthly Avg. Corn Price Composite Nutrient Price Base Nutrients Are Affordable for Farmers

Investor Day 2017 | 2017 U.S. Farm Income Expected to Remain Very Low Over the Cycle, Farmer Income Is a Key Driver 71 51 55 39 61 87 79 57 70 78 62 77 114 97 124 92 81 62 63 57 62 51 72 84 87 68 77 85 74 96 123 135 136 132 106 89 100 0 20 40 60 80 100 120 140 160 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F Net Farm Income Net Cash Income ($B) Source: USDA. Average since 2000: $75B $91B

Investor Day 2017 | Physical Product Flow: Factory to Field 72 Wholesale Distribution Capacity Is Critical to Ag Supply Chain 75% of Supply Moves through Distributors Like ANDE Storage (Distribution) Suppliers Farmers Retailers, Dealers and Co-ops

Investor Day 2017 | Supportive Trends 73 Secular Trends Impact Environmental Benefits of Value-added Nutrients Demand • Continue to develop next generation nutrients with a focus on nutrient stewardship, which fosters lower impact to the environment • Work with organizations (e.g., NGOs) to promote our products based on efficacy Base Nutrient Storage and Distribution Demand • Selectively grow in areas that have distribution voids • Collaborate and link with manufacturers, distributors and dealers to find ways to utilize facilities more efficiently Increasing Use of Technology in Ag • Create products that improve yield • Work with companies to develop and implement application equipment with a focus on target nutrient placement Next-gen Ag Products: Turf & Commercial • Optimize existing plant nutrient locations to increase market share and productivity in our turf markets • Continue to develop and improve lightweight cat litter products • Innovate new products out of our cob production facilities

Investor Day 2017 | Strategic Growth Initiatives 74 Selectively Grow Base NPK Business Grow, Invest in and Develop Value-added Products Expand Technology and Product Development in Turf Optimize Sales Effectiveness

Investor Day 2017 | Selectively Grow Base NPK Business Growth Initiatives • Organically grow and expand in our core market geographies • Collaborate with supplier partners to support volume/market growth and expansion Margin Initiatives • Integrate all supply procurement processes into a centralized organization • Standardize transportation across Plant Nutrient and entire ANDE organization • Collaborate with existing customers and competitors for better warehouse utility • Ensure risk-mitigated supply agreements are in place with suppliers and customers • Deploy SAP to measure and improve performance metrics, including standardization of reports and processes Opportunities for Both Volume and Margin Enhancement 75

Investor Day 2017 | Grow, Invest in and Develop Value-added Products • Pull products through Plant Nutrient’s existing market channels to drive organic growth and incremental sales • Reduce production costs of value-added products using proprietary technologies • Develop and distribute products that are sustainable, environmentally and agronomically sound • Continue to develop new or augmented manufactured products • Leverage our Grain and Plant Nutrient market intelligence to support our customers’ decision-making Focus Plant Nutrient Growth on Sustainable Value-added Nutrients 76

Investor Day 2017 | Expand Technology and Product Development in Turf • Natural extension of our Plant Nutrient business by leveraging operating efficiencies among our production facilities • Launching pad for new products for both turf and commercial agriculture • Standardize and integrate the commercialization process • Utilize our knowledge of regulatory compliance issues across our group Turf Business Develops Products for Launch into Commercial Ag 77

Investor Day 2017 | Optimize Sales Effectiveness • Standardize our go-to-market strategies across multiple product lines • Maximize our sales effectiveness based on metrics, milestones and incentives to measure and pay for performance • Train and educate sales team to more effectively communicate the value proposition and efficacy of our products • Grow our market penetration and channel to the farm gate • Strengthen customer awareness of ANDE through branded and private label products • Develop better forecasting tools and provide real-time dashboards and metrics for sales, supply operations and finance that tie to our supply planning process Focus on Developing Best-in-Class Sales Organization 78

Investor Day 2017 | Near- and Long-term Goals Executing on Growth Initiatives to Improve Earnings Capacity 79 • Implement new IT system successfully • Align organizational structure for productivity and future growth • Continue to expand in value-added businesses • EBITDA of $60M - $65M • Build best-in-class sales organization • Continue to establish strategic alliances with customers and suppliers • Develop new products that are sustainable and environmentally friendly • Grow value-added tons by 3% - 5% per year • EBITDA of $80M - $85M Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Investor Day 2017 | Plant Nutrient Group Summary 80 Aggressively Grow Our Value-added Lines of Business through Organic, Greenfield and M&A Growth Opportunities Drive Sales and Standardize Our Go-to-Market Strategies Successfully Implement Our New IT Platform Develop Products and Services that Help Farmers Adopt Sustainable Practices to Maximize Yield Potential and Meet Environmental Challenges

Financial Overview John Granato | Chief Financial Officer 81

Investor Day 2017 | Key Messages 82 Focused on Profitable Growth, Talent Management and Operational Excellence1 Portfolio Rationalization Largely Complete, Resulting in More Profitable Business Platform; On-track to Achieve $20M In Cost Savings by End of 20182 Recently Put Tools in Place to Enhance Data Visibility and Drive Timely Analytically-based Decision Making3 Maintaining Flexible Balance Sheet and Solid Cash Flow to Support Growth Initiatives4 Driving Value Creation with Balanced and Disciplined Capital Allocation5

Investor Day 2017 | Historical Performance ($M) 83 Gross Profit Adj. EBITDA1 Adj. Pretax Income1 Capital Investments2 $365 $397 $376 $346 $234 2013 2014 2015 2016 2017 $220 $238 $175 $124 $104 2013 2014 2015 2016 2017 $144 $154 $76 $19 $22 2013 2014 2015 2016 2017 $42 $118 $111 $106 $86 2013 2014 2015 2016 20173 3 3 3 1 Non-GAAP measure. See reconciliation tables in Appendix. 2 Investments in PP&E and net investments in Rail Group assets as disclosed in statement of cashflows. 3 YTD 2017 as of end of Q3.

Investor Day 2017 | Recent Financial Highlights Built Strong Foundation to Leverage for Profitable Growth 84 • Exited underperforming assets in Iowa and Florida • Consolidated Cob operations to one location to optimize performance • Closed Retail Group • Made significant strides towards a leaner company • Streamlined non-retail workforce by nearly 10% • Surpassed $10M cost reduction goal a year early and on track to achieve additional $10M by end of 2018 Actions Taken to Manage Business Portfolio1 Created Momentum in Cost Management 2 Invested in Performance Improvement in Core Businesses3 • Focused on critical roles, processes and technology investments to support long- term performance and growth • Implemented new planning and analytics software to improve financial decision making

Investor Day 2017 | Scalable Businesses with Capacity to Grow • Well on our way to $20M of run-rate cost and productivity savings since 2015 ̶ SAP investment is improving operations in Grain and is near go-live in Plant Nutrient ̶ New indirect procurement system is reducing the number of vendors, authorized purchasers, processing time and overall indirect spend while optimizing cash flow 85 Productivity Enhancements and Investments Lead to Leaner Operation Examples of Run-rate Adjustments Gross Profit or Expense Type Savings ($M) Reduced wages and benefits – Plant Nutrient Group > $3M Reduced wages and benefits – Grain Group reorganization > $2M Reduced labor and benefits and other expenses – SAP implementation > $2M Margin enhancements from sourcing and process improvement – Rail Group > $1M

Investor Day 2017 | We Are Beginning Our Operational Excellence Journey Significant Progress Made; Still in Early Innings of Impact 86 EARLY STAGE MORE MATURE SALES EFFECTIVENESS Volume and Pricing LEVERAGE TECHNOLOGY Innovation and New Product Introductions4 OPERATIONAL EXCELLENCE Performance and Quality1 CORPORATE PLANNING Improved Financial Decision-making Processes SAFETY Zero Harm Safety Culture5 Revenue Focus Cost Focus OPPORTUNITY 2 3

Investor Day 2017 | Implemented Leverage and Liquidity Strategy… • Long-term Debt to Equity ̶ < 1:1 for Grain, Ethanol and Plant Nutrient ̶ 3:1 for Rail • No more than 20% of long-term debt maturing in any single year • Working capital >$175M • Net Debt to Adjusted EBITDA expected to remain < 4.0x …To Ensure Financial Flexibility 87 ($M) 12/31/16 9/30/17 Cash $ 63 $ 24 Other Current Assets 995 780 Non-Current Assets 1,175 1,160 Total Assets $ 2,233 $ 1,964 Current Liabilities, excl. Short-term Debt $ 771 $ 570 Non-Current Liabilities 245 254 Debt 426 390 Equity 791 750 Total Liabilities & Equity $ 2,233 $ 1,964 Net Debt / Equity 0.5 0.5

Investor Day 2017 | Capital Allocation Framework 88 INVEST IN ORGANIC GROWTH RETURN CASH TO SHAREHOLDERS PURSUE STRATEGIC ACQUISITIONS • Invest in adjacencies to increase penetration of existing service offerings and expand footprint • Seek strategic, bolt-on targets • Selectively use minority partner capital • 20+ years of consecutive dividend payout, totaling more than $75M over the past five years Uses of Cash: 2012 to 2016 49% 40% 7% 4% Capital Investments Acquisitions and Investments Dividends Share Repurchases $956M 1 2 1 Acquisitions of businesses, purchases of investments (including investments in affiliates) and distributions to noncontrolling interests, net of proceeds from return on investments in affiliates, as disclosed in the statement of cash flows. 2 Purchases of treasury stock, offset by proceeds from sale of treasury shares to employees and directors and excess tax benefit from share-based payment arrangements, as disclosed in the statement of cash flows.

Investor Day 2017 | M&A Strategy Disciplined, Focused and Strategic Approach 89 Addresses Validated Customer Needs Strengthens Geographic Footprint Increases Scale Provides Differentiation: Enables Ability to “Move Up Value Chain” Fits Strategically; Core Or Adjacent S T R A T E G I C F I L T E R S F I N A N C I A L C R I T E R I A Accretive to EPS within Two Years ROIC Above Cost of Capital by Year 3 (risk-adjusted) Payback Period on Long- lived Assets < 10 Years

Investor Day 2017 | M&A Scorecard | Disciplined & Strategic M&A 90 Denison, IA Kansas City, MO Lytle, TX Auburn, MI Sioux Falls, IA Humboldt, TN Acquired May 2012 May 2013 Oct. 2014 Oct. 2014 May 2015 Jun. 2016 Line of Business Ethanol: Base Rail: Repair Grain: FISG Grain: Base PNG: VAP Grain: Base Spend ($M) $67.0 $8.2 $7.5 $48.8 $105.3 $18.3 Proforma IRR over 10 Yrs. 31.4% 13.2% 20.4% 9.6% 12.2% 10.0% Accretive to EPS within 2 Yrs. ROIC above Cost of Capital by Yr. 3 Acronyms: FISG – Food Ingredients & Specialty Grains VAP – Value-added Products Financial Criteria Met Criteria In Progress Below Criteria Lessons Learned Timing during Ag cycle has a big impact on short-term performance Underestimated CapEx needed to raise facility to ANDE EHS standards  Inadequate market validation of proforma assumptions in new geographies  Insufficient ANDE Leadership & Integration personnel on- site post-acquisition

Investor Day 2017 | Annual Dividends Per Share1 Strong Track Record of Returning Cash to Shareholders 91 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 $0.64 $0.04 1 Adjusted for stock splits.

Investor Day 2017 | EBITDA by Segment Target EBITDA and Cashflow Generation Remains Healthy for All Four Groups 92 2017E EBITDA1 2020E EBITDA1 Rail 30% to 32% 24% to 27% Grain 28% to 31% 27% to 30% Plant Nutrient 25% to 27% 21% to 24% Ethanol 12% to 14% 22% to 25% R an ge s 1 Excludes corporate expenses and Retail segment closed in June 2017.

Investor Day 2017 | Near- and Long-term Goals Committed to Delivering Shareholder Value 93 • Continue to focus on enhancing portfolio performance, managing costs and improving margins • Grow market share in both grain origination and fertilizer distribution and manufacturing • Achieve $20M in cost savings by year-end 2018 ̶ SAP rollout benefits ̶ Procurement system savings ̶ Legal entity restructuring • Transformation strategy completed • Integrate technology platforms across Company • Disciplined, strategic M&A • More balanced portfolio • Exceed $300M in EBITDA by 2020 Near-term | 1 to 2 Years Long-term | 3 to 5 Years

Investor Day 2017 | Summary 94 Strong Central Finance Team Partnering with Business Leadership to Enhance Analytically-based Decisions Maturing Model to Balance Business/Center-led Decision Making Continued Focus on Driving Productivity and Leveraging Our Talented Team and Installed Technology Strong Cash Flow and Balance Sheet Provide Solid Foundation for Profitable Growth Either Organically or through M&A

Closing Remarks Pat Bowe | President & CEO 95

Investor Day 2017 | Well Positioned to Maximize Long-term Shareholder Value Creation 96 Building on Strong Foundation; Executing Turnaround Strategy (Still in Early Innings) Under New Leadership Managing What We Can Control in Context of Oversupplied Markets Organically Growing Our Core Businesses and Product Lines; Disciplined Investments and M&A as Accelerators Investing in Key Talent throughout Our Organization; Driving Cultural Transformation Continuous Operational Focus on Safety, Productivity, Portfolio Management and Cost Reduction

Appendix 97

Investor Day 2017 | Reconciliation to Adjusted EBITDA (1 of 5) 98 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Nine Months Ended September 30, 2017 Income (loss) before income taxes 4.5 12.5 (27.1) 18.1 (9.1) (18.5) (19.6) Income (loss) attributable to the noncontrolling interests - 0.1 - - - - 0.1 Income (loss) before income taxes attributable to The Andersons, Inc.1 4.5 12.4 (27.1) 18.1 (9.1) (18.5) (19.7) Interest expense 6.9 (0.1) 5.0 5.5 0.3 (0.2) 17.4 Deprecation and amortization 14.1 4.5 20.0 17.1 0.1 8.7 64.5 Earnings before interest, taxes, depreciation and amortization (EBTIDA) 25.5 16.8 (2.1) 40.7 (8.7) (10.0) 62.2 Adjusting items impacting EBITDA: Goodwill impairment - - 42.0 - - - 42.0 Total adjusting items - - 42.0 - - - 42.0 Adjusted EBITDA 25.5 16.8 39.9 40.7 (8.7) (10.0) 104.2 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted EBITDA (2 of 5) 99 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2016 Income (loss) before income taxes (15.7) 27.6 14.2 32.4 (8.8) (28.3) 21.4 Income (loss) attributable to the noncontrolling interests - 2.9 - - - - 2.9 Income (loss) before income taxes attributable to The Andersons, Inc.1 (15.7) 24.7 14.2 32.4 (8.8) (28.3) 18.5 Interest expense 8.0 - 6.4 6.5 0.5 (0.3) 21.1 Deprecation and amortization 18.2 5.9 28.7 20.1 2.4 9.0 84.3 Earnings before interest, taxes, depreciation and amortization (EBTIDA) 10.5 30.6 49.3 59.0 (5.9) (19.6) 123.9 Adjusting items impacting EBITDA: Total adjusting items - - - - - - - Adjusted EBITDA 10.5 30.6 49.3 59.0 (5.9) (19.6) 123.9 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Reconciliation to Adjusted EBITDA (3 of 5)

($M)	Grain	Ethanol	Plant Nutrient	Rail	Retail	Other	Total
Year Ended December 31, 2015							
Income (loss) before income taxes	(9.5)	30.3	0.1	50.7	(0.5)	(82.7)	(11.6)
Income (loss) attributable to the noncontrolling interests	-	1.8	-	-	-	-	1.8
Income (loss) before income taxes attributable to The Andersons, Inc.[1]	(9.5)	28.5	0.1	50.7	(0.5)	(82.7)	(13.4)
Interest expense	5.8	0.1	7.2	7.0	0.4	(0.4)	20.1
Deprecation and amortization	19.2	5.9	25.2	18.5	2.5	7.2	78.5
Earnings before interest, taxes, depreciation and amortization (EBTIDA)	15.5	34.5	32.5	76.2	2.4	(75.9)	85.2
Adjusting items impacting EBITDA:							
Goodwill impairment	46.4	-	9.7	-	-	-	56.1
Pension adjustment	-	-	-	-	-	51.4	51.4
Partial redemption of investment in Lansing Trade Group	(23.1)	-	-	-	-	-	(23.1)
One-time acquisition costs	-	-	4.9	-	-	-	4.9
Total adjusting items	23.3	-	14.6	-	-	51.4	89.3
Adjusted EBITDA	38.8	34.5	47.1	76.2	2.4	(24.5)	174.5

[1] Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

The Andersons

Investor Day 2017 | 100

Investor Day 2017 | Reconciliation to Adjusted EBITDA (4 of 5) 101 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2014 Income (loss) before income taxes 58.1 105.2 24.5 31.4 (0.6) (34.5) 184.1 Income (loss) attributable to the noncontrolling interests - 12.9 - - - - 12.9 Income (loss) before income taxes attributable to The Andersons, Inc.1 58.1 92.3 24.5 31.4 (0.6) (34.5) 171.2 Interest expense 8.8 0.3 5.3 7.2 0.7 (0.5) 21.8 Deprecation and amortization 16.5 5.7 19.6 13.3 2.7 4.2 62.0 Earnings before interest, taxes, depreciation and amortization (EBTIDA) 83.4 98.3 49.4 51.9 2.8 (30.8) 255.0 Adjusting items impacting EBITDA: Partial redemption of investment in Lansing Trading Group (17.1) - - - - - (17.1) Total adjusting items (17.1) - - - - - (17.1) Adjusted EBITDA 66.3 98.3 49.4 51.9 2.8 (30.8) 237.9 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted EBITDA (5 of 5) 102 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2013 Income (loss) before income taxes 46.8 56.4 32.0 42.8 (7.5) (20.8) 149.7 Income (loss) attributable to the noncontrolling interests - 5.8 - - - - 5.8 Income (loss) before income taxes attributable to The Andersons, Inc.1 46.8 50.6 32.0 42.8 (7.5) (20.8) 143.9 Interest expense 9.6 1.0 4.6 5.5 0.7 (0.5) 20.9 Deprecation and amortization 15.6 5.9 17.2 12.0 3.1 1.5 55.3 Earnings before interest, taxes, depreciation and amortization (EBTIDA) 72.0 57.5 53.8 60.3 (3.7) (19.8) 220.1 Adjusting items impacting EBITDA: Total adjusting items - - - - - - - Adjusted EBITDA 72.0 57.5 53.8 60.3 (3.7) (19.8) 220.1 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted Pretax Income (1 of 5) 103 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Nine Months Ended September 30, 2017 Income (loss) before income taxes 4.5 12.5 (27.1) 18.1 (9.1) (18.5) (19.6) Income (loss) attributable to the noncontrolling interests - 0.1 - - - - 0.1 Income (loss) before income taxes attributable to The Andersons, Inc.1 4.5 12.4 (27.1) 18.1 (9.1) (18.5) (19.7) Adjusting items: Goodwill impairment - - 42.2 - - - 42.0 Total adjusting items - - 42.0 - - - 42.0 Adjusted Income (loss) before income taxes attributable to The Andersons 4.5 12.4 14.9 18.1 (9.1) (18.5) 22.3 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted Pretax Income (2 of 5) 104 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2016 Income (loss) before income taxes (15.7) 27.6 14.2 32.4 (8.8) (28.3) 21.4 Income (loss) attributable to the noncontrolling interests - 2.9 - - - - 2.9 Income (loss) before income taxes attributable to The Andersons, Inc.1 (15.7) 24.7 14.2 32.4 (8.8) (28.3) 18.5 Adjusting items: Total adjusting items - - - - - - - Adjusted Income (loss) before income taxes attributable to The Andersons, Inc. (15.7) 24.7 14.2 32.4 (8.8) (28.3) 18.5 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted Pretax Income (3 of 5) 105 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2015 Income (loss) before income taxes (9.5) 30.3 0.1 50.7 (0.5) (82.7) (11.6) Income (loss) attributable to the noncontrolling interests - 1.8 - - - - 1.8 Income (loss) before income taxes attributable to The Andersons, Inc.1 (9.5) 28.5 0.1 50.7 (0.5) (82.7) (13.4) Adjusting items: Goodwill impairment 46.4 - 9.7 - - - 56.1 Pension adjustment - - - - - 51.4 51.4 Partial redemption of investment in Lansing Trade Group (23.1) - - - - - (23.1) One-time acquisition costs - - 4.9 - - - 4.9 Total adjusting items 23.3 - 14.6 - - 51.4 89.3 Adjusted Income (loss) before income taxes attributable to The Andersons, Inc. 13.8 28.5 14.7 50.7 (0.5) (31.3) 75.9 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted Pretax Income (4 of 5) 106 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2014 Income (loss) before income taxes 58.1 105.2 24.5 31.4 (0.6) (34.5) 184.1 Income (loss) attributable to the noncontrolling interests - 12.9 - - - - 12.9 Income (loss) before income taxes attributable to The Andersons, Inc.1 58.1 92.3 24.5 31.4 (0.6) (34.5) 171.2 Adjusting items: Partial redemption of investment in Lansing Trading Group (17.1) - - - - - (17.1) Total adjusting items (17.1) - - - - - (17.1) Adjusted Income (loss) before income taxes attributable to The Andersons, Inc. 41.0 92.3 24.5 31.4 (0.6) (34.5) 154.1 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to Adjusted Pretax Income (5 of 5) 107 ($M) Grain Ethanol Plant Nutrient Rail Retail Other Total Year Ended December 31, 2013 Income (loss) before income taxes 46.8 56.4 32.0 42.8 (7.5) (20.8) 149.7 Income (loss) attributable to the noncontrolling interests - 5.8 - - - - 5.8 Income (loss) before income taxes attributable to The Andersons, Inc.1 46.8 50.6 32.0 42.8 (7.5) (20.8) 143.9 Adjusting items: Total adjusting items - - - - - - - Adjusted Income (loss) before income taxes attributable to The Andersons, Inc. 46.8 50.6 32.0 42.8 (7.5) (20.8) 143.9 1 Income (loss) before income taxes attributable to The Andersons, Inc. for each Group is defined as net sales and merchandising revenues plus identifiable other income less all identifiable operating expenses, including interest expense for carrying working capital and long-term assets and is reported net of the noncontrolling interest share of income (loss).

Investor Day 2017 | Reconciliation to EBITDA to Operating Cash Flows1 108 ($M) Total Nine months ended September 30, 2017 Income (loss) before income taxes (19.6) Income (loss) attributable to the noncontrolling interests 0.1 Income (loss) before income taxes attributable to The Andersons’ Inc.1 (19.7) Interest expense 17.4 Deprecation and amortization 64.5 Earnings before interest, taxes, depreciation and amortization (EBTIDA) 62.2 Add/(Subtract): Provision for income taxes (7.5) Interest expense (17.4) Goodwill impairment 42.0 Gains on Rail Group assets and related leases (7.6) Gain on sale of assets (11.4) Equity in earnings of affiliates, net of dividends (2.2) Changes in working capital and other 2.6 Net cash provided by operations 60.7 1 Prior years are reconciled in “Item 6. Selected Financial Data” in the Form 10-K.

Investor Day 2017 | Biographies PAT BOWE PRESIDENT AND CHIEF EXECUTIVE OFFICER Pat Bowe is President and Chief Executive Officer of The Andersons, Inc. Pat joined The Andersons in November 2015 with more than 35 years of experience in the agricultural sector. Prior to joining the company, Pat served as Corporate Vice President of Cargill, Inc. and as one of the leaders of the company’s Food Ingredients and Systems Platform since 2007. Pat was the President of Cargill’s Corn Wet Milling Business from 1999-2007. Prior to becoming the division president he held various senior management positions including VP/GM for the Blair, Neb., Corn Milling facility and VP/GM for the Corn Milling business in Brazil. Prior to joining the Corn Milling Division in 1998, Pat managed the copper trading desk for Cargill Metals Division and worked as a trader and analyst for Cargill Investor Services at the Chicago Board of Trade. In addition to his Cargill experience, Pat also worked as a cash grain merchant for Louis Dreyfus Corp. in Springfield, Ill., and Phil O’Connel Grain Co., in Stockton, Calif. early in his career. Pat graduated from Stanford University, Palo Alto, Calif., in 1980 with a bachelor’s degree in political science. He went on to earn a master’s degree from Stanford’s Food Research Institute in 1983. 109

Investor Day 2017 | Biographies JOHN GRANATO CHIEF FINANCIAL OFFICER John Granato is Chief Financial Officer for The Andersons, Inc. John began his career with The Andersons in April 2012 in his current role. Prior to joining The Andersons, he most recently served as a Principal of Finance and Operations for Global Infrastructure Partners in New York, NY. His experience spans diverse industries, both domestically and internationally, including multi-billion dollar conglomerates and industrial companies as well as private bank/private equity firms. He has extensive experience in capital markets, treasury, risk management, and financial reporting through his work during the past 20 years. John earned his bachelor's degree in Economics from the University of California, Berkeley, Calif. He earned his Master of Science in Economics degree from the London School of Economics and an MBA from the University of Chicago's Graduate School of Business. 110

Investor Day 2017 | Biographies COREY JORGENSON PRESIDENT, GRAIN GROUP Corey Jorgenson is President of the Grain Group of The Andersons, Inc. Corey joined The Andersons in 2016 in his current position. He has nearly 20 years of experience in general management, agricultural trading and risk management with Cargill, Inc. Most recently, he served as the Vice President and Regional Lead for the Americas with Cargill Transportation and Logistics. Additionally, he has worked in multiple trading and general management roles in the grain and oilseed supply chain businesses in Kansas, Georgia, North Carolina and China. Corey earned his bachelor's degree in Economics with an emphasis in Finance from St. Olaf College, Northfield, Minn. He completed Harvard Business School’s Asia Agribusiness Executive Education Series in Shanghai, China. 111

Investor Day 2017 | Biographies MIKE IRMEN PRESIDENT, ETHANOL GROUP Mike Irmen is the President of the Ethanol Group at The Andersons, Inc. Mike began his career with The Andersons in 1976. He has more than 40 years of experience in grain merchandising, commodities risk management and ethanol administration. He has served as a member of the Ethanol Group’s senior leadership team since its inception in 2005. Mike serves as a Special Advisor to the Market Risk Committee at GreenField Specialty Alcohols, Inc. He is The Andersons’ representative to the Board of Directors for the Renewable Fuels Association (RFA) and has served on the Technical Committee. A member of the National Grain and Feed Association (NGFA), he has served on the Country Elevator Committee and chaired the Arbitration Committee. Mike earned his bachelor’s degree in business from Kent State University, Kent, Ohio. 112

Investor Day 2017 | Biographies JEFF BLAIR PRESIDENT, PLANT NUTRIENT GROUP (EFFECTIVE: DECEMBER 2017) Jeff Blair is President of the Plant Nutrient Group of The Andersons, Inc. Jeff joined The Andersons in December 2017 from Intrepid Potash, Inc., where he served as the Vice President of Sales and Marketing. Before Intrepid, Jeff served in a variety of business and legal roles for Orica Mining Services and Holme Roberts & Owen, an international law firm based in Denver, Colo. Jeff began his career as a Ranger-qualified Airborne Infantry Officer with the U.S. Army, serving with the American quick reaction force for Europe and Africa. He later led intelligence teams in deployments to Bosnia and Afghanistan, the last of which was as the Military Intelligence Detachment Commander for the U.S. Special Forces. Blair received his Bachelor of Arts in Political Economy from Princeton University and obtained his Juris Doctor from the University of Colorado. 113

Investor Day 2017 | Biographies RASH SHAH PRESIDENT, RAIL GROUP Rash Shah is President of the Rail Group of The Andersons, Inc. Rash began his career with The Andersons in 1978. He held various positions within the engineering and maintenance department before being named Director of Engineering and Maintenance in 1991. Between 1996 and 2000 he served as the Vice President of the Manufacturing Group and Director of Engineering, and then President of that division. In 2001, he was named to his current position of President of the Rail Group. Rash graduated from The University of Toledo in 1977 with a bachelor’s degree in mechanical engineering. He also earned a master’s degree in industrial engineering in 1982 and an MBA in 1986 from The University of Toledo. He was honored as Distinguished Engineering Alumnus in 2007. He is a member of the National Freight and Transportation Association and the North American Freight Car Association. He is on the board of Iowa Northern Railway Company. In the community, he is a Board Member and Vice Chair of the Northwest Ohio Regional Growth Partnership, Owens Community College Foundation, Board of Toledo/Lucas County Library Legacy Foundation, Vice Chair of Mercy St. Vincent Hospital Foundation and is a past Board Member of St. Charles Mercy Hospital Foundation. He serves on the Federal Reserve Bank of Cleveland’s Business Advisory Council. Served on Lansing Trade Group’s Board for four years. 114

Investor Day 2017 | Biographies JOE McNEELY PRESIDENT, RAIL GROUP (EFFECTIVE: JANUARY 2018) Joe McNeely will join the company as the new President of the Rail Group in January 2018. Joe has more than 30 years of experience in the financial, manufacturing and distribution industries, specializing in the railcar business. Most recently he served as President and CEO of FreightCar America, Inc. where he led the company’s transformation from a coal railcar manufacturer to a manufacturer of a diverse portfolio of railcars. Prior to becoming the CEO, he held the position of CFO at FreightCar. Joe also held also held Vice President roles at Mitsui Rail Capital and GATX Corporation. Joe earned his bachelor’s degree in accounting from Illinois State University, Normal, Ill. He received his Master of Business Administration from the University of Notre Dame. Joe has served on the board of directors for the Railway Supply Institute, was Chairman of the American Railway Car Institute Committee, and served on the American Association of Railroads Associate Advisor Board. 115

Investor Day 2017 | Biographies NARAN BURCHINOW SENIOR VICE PRESIDENT, GENERAL COUNSEL & SECRETARY Naran Burchinow is Senior Vice President, General Counsel and Secretary of The Andersons, Inc. Naran joined The Andersons in 2004 in his current position. Prior to joining The Andersons, Naran served in several legal roles, including General Counsel, for several financial institutions in St. Louis and Chicago, including affiliates of ITT Corporation, Deutsche Bank and GE Capital, as well as private practice in Boston and Chicago. Naran graduated from Princeton University in 1975 with a bachelor’s degree, cum laude, in politics. He earned his juris doctor degree from the Boston University School of Law in 1978. He is a member of the Illinois, Missouri, Massachusetts and Ohio bars, as well as a member of the American Bar Association and the Association of Corporate Counsel. 116

Investor Day 2017 | Biographies VAL BLANCHETT VICE PRESIDENT, HUMAN RESOURCES Val Blanchett is Vice President, Human Resources of The Andersons, Inc. She joined the company in 2016 in her current position. Val has more than 30 years of HR experience, including organizational effectiveness, leading large-scale cultural change, talent management, labor relations and merger and acquisition work. Prior to joining The Andersons, she served in leadership positions at Cargill, Inc. and Ford Motor Company. Val earned her bachelor's degree from Michigan State University, East Lansing, Mich., and her master’s degree in public administration from Eastern Michigan University, Ypsilanti, Mich. She is a certified Senior Professional in Human Resources (SPHR), holds a Six Sigma Greenbelt Certification and a Human Capital Strategist Certification from the Human Capital Institute. 117